UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 4, 2025

Deep Fission, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-56407	87-4265302
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2831 Garber Street Berkeley, California (Address of principal executive offices)	94705 (Zip Code)

Registrant’s telephone number, including area code: (707) 400-0778

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 – Regulation FD Disclosure

On December 4, 2025, Deep Fission, Inc. (the “Company”) issued a press release announcing that it has selected the Great Plains Industrial Park in Parsons, Kansas as the site of its advanced reactor pilot project under the U.S. Department of Energy’s Reactor Pilot Program. The Company also announced that it will hold a groundbreaking ceremony on December 9, 2025.

A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information furnished pursuant to Item 7.01 (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section.

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Description
99.1	Press Release issued by Deep Fission, Inc., dated December 4, 2025
104	Cover Page Interactive Data File (Inline XBRL)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DEEP FISSION, INC.

Date: December 4, 2025	/s/ JON GORDON
Jon Gordon
General Counsel & Secretary